Positioned For Sustained Growth and Returns March 2024 NASDAQ: LMB

We make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the execution of the Company’s long-term strategic roadmap and Limbach 3.0. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target, ” “scenario” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial, or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our most recent annual report on Form 10-K, as well as our subsequent filings on Form 10-Q and Form 8-K, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation. Forward Looking Statements 2

Limbach At-A-Glance 3 WHO WE ARE OUR UNIQUES SIX MISSION-CRITICAL MARKETS THREE STRATEGIC GROWTH DRIVERS A Building Systems Solutions Firm with Expertise in Mechanical, Electrical and Plumbing Systems (The “Parts and Smarts”of Buildings) Healthcare Data Centers Higher Edu. Industrial & Manufacturing Life Sciences Cultural & Entertainment Unique and specialized suite of service offerings We help building owners limit downtime, increase energy efficiency and reduce operating costs Indispensable Partner in Delivering Mission-Critical Building Systems Solutions Mix Shift Between Two Business Units Expanding Margins Through Evolved Service Offerings Strategic Acquisitions

Investment Highlights 4 `` Large Market Opportunity with Tailwinds for Sustained Growth `` Strong Balance Sheet and Capital Allocation Strategy `` Strategy Combines Organic Growth and Strategic Acquisitions `` Limited Fixed Costs and Smaller Projects Provide Flexible Business Model `` Reoccurring, Mission Critical Revenue and Economically Resilient Business `` Compelling Customer Value Creates Competitive Advantage `` Diversified Customers and Verticals `` Optimizing Existing Buildings to Focus on Sustainability and Cost Efficiency

Our Two Segments – ODR & GCR 5 Projects characterized as ‘having a solution in place’ General Contractor Relationships (“GCR”) Owner Direct Relationships (“ODR”) Higher margins from working directly for building owners; ability to develop and propose customized solutions Driving Higher Margins and Earnings Growth through a Disciplined Shift to ODR Revenue from GCR Revenue FY 2019 FY 2023 FY 2024 21% ODR 79% GCR FY 2025 51% ODR 49% GCR 60-70% ODR 30-40% GCR >70% ODR <30% GCR

Revenue and Gross Profit Contribution - ODR and GCR 6 FY 2023 ODR vs. GCR Revenue FY 2023 ODR vs. GCR Gross Profit ODR Revenue: 51% GCR Revenue: 49% ODR GP: 64% GCR GP: 36% Consolidated Revenue $516.4M Total Gross Profit $119.3M

Higher Margin ODR Segment Revenue Growth vs. Total Revenue 7 2019-2023: Total Revenue Consolidated Revenue is down 6.7% from 2019 2019-2023: Total ODR Revenue ODR Revenue is up 127.5% from 2019 $ $ $ $ $553,334 $568,209 $490,351 $496,782 $516,350 $115,138 $127,230 $140,336 $216,403 $261,958

Shift to ODR Business Drives Higher Margins 8 Over the period from FY 2019 – FY 2023, Gross Margin has expanded nearly 1,010 bps to 23.1% This has enabled us to drive Adjusted EBITDA Margin1 up more than 3x from 3.0% to 9.1% ODR Rev. % 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% G ro ss M ar gi n / A dj us te d EB IT D A M ar gi n O D R R evenue Percentage 1. See Adjusted EBITDA margin calculation on slide 26.

Large Market Opportunity with Tailwinds for Sustained Growth

LMB Core Markets


01
Healthcare
02
Industrial & Manufacturing
03
Data Centers
04
Life Sciences
05
Higher Edu.
06
Cultural & Entertainment

Industry Trends [1, 2, 3]

01 Healthcare
- Smart Building Systems
- Tech Enablement
- Sustainable Designs

02 Industrial & Manufacturing
- Reshoring
- CHIPS & Science Act
- Build America Buy America Act (BABAA)

03 Data Centers
- Reduction in Electricity Tariffs
- Prioritizing Modular Power Infrastructure

04 Life Sciences
- Extreme Growth Due to Aging Population
- Speed of Delivery
- Exploring Non-Traditional Delivery Models

05 Higher Edu.
- Increased Tax Collections
- New Bond Measures
- Renew America Act

06 Cultural & Entertainment
- Integration of AI
- M&A to capture new IP

Mission-Critical

A facility's uninterrupted operation is essential - systems must remain online

Durable Demand

Customers with strong competitive positioning and market growth

Economic Resilience

Recession resistant services, diverse verticals and geographies position Limbach for consistent performance

Flexibility in Budgets

Flexibility between OpEx and CapEx customer budgets

1. Industry trends reported by the 2023 FMI North American Engineering & Construction Outlook – Third Quarter Edition – Released July 2023
2. Industry trends reported by the CoStar Commercial Repeat-Sales Indices Press Release – Released April 2023
3. Industry Trends Reported by the March 2023 Dodge Momentum Index – Released March 2023

LIMBACH 9

Compelling Customer Value Proposition On-Demand Services (Rental Equip.) Critical System Repairs Data Driven Solutions Maintenance & Operations MEP Infrastructure Projects Equipment Upgrades & Products Professional Consultative Services Building Automation Upgrades Energy Efficiency Upgrades Decarbonization Initiatives Unique Service Offerings: Customer Value: Mission-critical building systems solutions support providing best option for long- and short-term impacts Dedicated resources: onsite every day to become an extension of a customer’s staff, developing expertise in their systems; leads to trusted partnerships Maximize returns on building assets by reducing costs and energy usage and meeting sustainability objectives Solutions that are best for the customer; not promoting a brand of equipment Indispensable partner to customers leads to long-term relationships generating consistent, reoccurring revenue, attractive margins and opportunities to grow the business with the customer Expertise to provide customized solutions 10

Customer Case Study 11 Partner For: ● Capital Projects / New Builds ● Equipment Upgrades ● Hurricane Preparedness ● Preventative Maintenance at Few Facilities 2023 16 Facilities Located Throughout West Florida 4 Surgery Centers & 193 Physician Locations 3,946 Beds & 85,663 Outpatient Surgeries $5.1 Billion Operating Revenue 2012 - 2019 2022 2023-2024 Added Resources & Service: ● Special Project Support ● Preventative Maintenance at Multiple Facilities Partnership Evolution: ● Dedicated Account Manager ● Three Dedicated Special Project Team Members ● OpEx Project Partner ● Preventative Maintenance Agreement - Numerous Facilities Not-For-Profit Healthcare Customer

Management Team with Track Record of Execution 12 Since 2019, management has taken decisive steps to de-risk the business and position Limbach for sustained growth and returns. Executing strategy to drive organic growth, reoccurring revenue, margin expansion and profitability through mix shift to higher margin ODR business Grown ODR revenue mix from 21% to 51% and Adj. EBITDA from $16.8M to $46.8M from 2019 to 2023 Improving risk profile and margins by limiting larger risky GCR projects; increasing visibility and predictability of revenue 17% GCR gross margin in 2023 Building a more stable, higher margin, higher quality business through a disciplined focus on six industry verticals; growing revenue in higher margin ODR business 29% ODR gross margin in 2023 Executing accretive, strategic acquisitions, both tuck-in and geographic expansion Completed three acquisitions since December 2021 Creating stockholder value through organic growth and disciplined acquisitions that expand market share, service offerings and geographic footprint 845% stock price increase from Jan. 2, 2019 to Jan. 2, 2024

Organic Growth 13 Growing existing customer relationships to generate margin expansion by providing evolved service offerings 01 Dedicate 80% of time to top five customers in each market 02 Focus on expanding customer relationships by providing innovative solutions 03 Evolving service offerings Invested $4 million in rental MEP equipment to provide urgent and critical systems solutions for customers

Strategic Acquisitions 14 Geographic Expansion Supports ODR Strategy Attractive Business Model Expands Capabilities Cultural Compatibility M&A CRITERIA: Technology-Focused Disciplined and focused M&A strategy comprises “Tuck-In” and “Expansion” acquisitions of companies with consistent and scalable business models Tuck-ins in existing regions provide new customers or expand services to current customer Expansion acquisitions prioritize providing services to new geographies Both types enhance the ability to scale the business

Proven Track Record of M&A Transactions that Meet our Criteria Completed three acquisitions since December 2021, bringing scale and strategic new markets to the portfolio Chattanooga, Tennessee (December 2021) Location expanded presence in the Southeast ODR expansion in industrial and core institutional markets Chattanooga, Tennessee (July 2023) Location synergistic with Jake Marshall subsidiary ODR expansion in industrial and hydro industrial markets Greensboro, North Carolina (November 2023) Location expanded presence in the Southeast ODR vertical market expansion, access to textile consumer product market 15

CURRENT & TARGET GEOGRAPHIES Limbach Location States with branch locations and potential tuck-in opportunity Potential new geographies for acquisitions Current & Target Geographies Tuck-In Acquisitions ❑ Total Revenue: $10-15M w/80%+ ODR Revenue ❑ +15% YoY ODR Growth ❑ Focus on Gross Profit Quality & Account Resources ❑ Ex: New Geography Acquisitions ❑ Total Revenue: $25M-40M w/ODR & GCR Mix ❑ Year 3 = at least 50/50 Revenue Mix ❑ Ex: 16

Strong Balance Sheet and Disciplined Capital Allocation Strategy 17 Balance Sheet to fund organic growth and acquisitions – net cash position coupled with undrawn revolver Strong Free Cash Flows Investment in expanding and evolving service offerings Strategic acquisitions – disciplined acquisition criteria Key Balance Sheet Items December 31, 20231 December 31, 20221 Cash and Cash Equivalents $59.8 $36.0 Current Assets $217.0 $226.0 Current Liabilities $145.1 $159.1 Working Capital $71.9 $66.9 Net (Over) / Under Billing2 $(12.7) $(10.2) Revolver $10.0 — Term Loan — $21.5 Financing Liability (Sale and Leaseback Transaction) $5.4 $5.4 Vehicle Finance Leases $7.3 $5.0 Total Debt $22.7 $31.8 Net Debt (Cash)3 $(37.1) $(4.2) Equity $120.9 $95.4 Dollars in millions. 1. See the Company’s annual report on Form 10-K for the year ended December 31, 2023. 2. For the calculation of the Company’s net billing position, refer to Note 4 to the consolidated financial statements within the Company’s annual report on Form 10-K for the year ended December 31, 2023. 3.The Company's calculation of the net debt (cash) position is cash and cash equivalents minus total debt.

Investment Highlights 18 `` Large Market Opportunity with Tailwinds for Sustained Growth `` Strong Balance Sheet and Capital Allocation Strategy `` Strategy Combines Organic Growth and Strategic Acquisitions `` Limited Fixed Costs and Smaller Projects Provide Flexible Business Model `` Reoccurring, Mission Critical Revenue and Economically Resilient Business `` Compelling Customer Value Creates Competitive Advantage `` Diversified Customers and Verticals `` Optimizing Existing Buildings to Focus on Sustainability and Cost Efficiency

APPENDIX 19

Operating and Financial Update 4Q’23 Performance Dollars in millions. Totals may not foot due to rounding. 1. See the Company’s quarterly earnings press release on Form 8-K for the fiscal quarter ended December 31, 2023. 2. See slide 26 for Non-GAAP Reconciliation Table. 20 Revenue1 $143.5 Adjusted EBITDA2 + 8.8%- 0.6% Year-Over-Year Change Year-Over-Year Change $142.7 Gross Profit and (Margin)1 + 14.0% Year-Over-Year Change $29.2 (20.4%) $33.3 (23.3%) $78.6 $64.1 $64.0 $79.5 4Q’22 4Q’23 4Q’22 4Q’23 $23.7 $9.6 $11.9 $17.3 4Q’22 4Q’23 $11.6 $12.6

Operating and Financial Update YTD 2023 Performance Dollars in millions. Totals may not foot due to rounding. 1. See the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023. 2. See slide 26 for Non-GAAP Reconciliation Table. 21 Revenue1 $496.8 Adjusted EBITDA2 + 47.3%+ 3.9% Year-Over-Year Change Year-Over-Year Change Gross Profit and (Margin)1 + 27.3% Year-Over-Year Change $93.7 (18.9%) $119.3 (23.1%)$516.4 $37.8 $52.4 $262.0 $254.4 $216.4 $280.4 FY’22 FY’23 $76.1 $55.1 $43.2 $38.6 FY’22 FY’23 FY’22 FY’23 $31.8 $46.8

Experienced Management Team 22 Mike McCann, President & CEO Mike McCann is a seasoned executive with over fourteen years of experience in the construction industry. As the President and CEO of the Company, Mike has been instrumental in driving the Company’s growth and operational efficiency since joining in 2010. Before becoming CEO, Mike served as Limbach’s Chief Operating Officer (COO) where he helped lead our Company and branch teams in driving operational excellence and efficiency, implementing best practices, and delivering outstanding results. Jayme Brooks, Executive Vice President & CFO Jayme L. Brooks is the Executive Vice President and CFO of the Company. She previously held executive roles at Capstone Turbine Corporation, including CFO and Chief Accounting Officer. Brooks also served as VP of Financial Planning and Analysis and Director of Financial Reporting at Capstone, as well as VP and Controller at Computer Patent Annuities North America LLC. She holds a Bachelor's degree in Business Economics from UC Santa Barbara and an MBA from Duke University's Fuqua School of Business, and she is a licensed CPA in the state of California. Melissa DiMuro, Chief People, Culture & Marketing Officer Melissa DiMuro joined the Company as Chief People, Culture & Marketing Officer in 2021. In this role, she oversees our human capital strategy, including talent management, leadership development, and workforce planning. With 21 years of HR leadership experience, including 14 at GE Aviation, DiMuro has expertise in talent management and strategic workforce planning. She is a graduate of GE's Human Resources Leadership Program and holds a Master's degree in Labor and Employment Relations and a Bachelor's degree in Psychology from the University of Cincinnati. Scott Wright, Executive Vice President - Legal & Risk Mgt. Scott joined Limbach in 2006 and became General Counsel in 2012. As the head of the Legal & Risk Management Department, he and his team of dedicated professionals support Limbach’s Corporate Services and branch locations throughout the United States. As General Counsel for a publicly traded company, Scott serves as Limbach’s guardian, leveraging his vast experience to guide, implement, and manage regulatory and policy matters. His extensive experience and longstanding commitment to Limbach provide a unique and insightful perspective, contributing invaluable legal and business input that has significantly influenced the company’s market strategy and industry position. Jay Sharp, Limbach President Jay Sharp, who joined Limbach in 1990, serves as President in several Limbach Holdings Inc. entities, such as Limbach Company LLC, Limbach Company LP, and Jake Marshall LLC. Demonstrating expertise as Ohio's Branch Manager, he excels in developing branch strategy and leading sales, engineering, and customer solutions. In his elevated position, Jay provides strategic vision and alignment for Branch Manager teams, overseeing the day-to-day operations of Limbach Holdings Inc. entities. Nick Angerosa, Harper Limbach President Nick Angerosa has served as President of Harper Limbach since 2020, overseeing the company's operations and growth. Joining Harper in 2012, he initially managed the Tampa Branch before his promotion. In his role, he continues to lead Harper Limbach LLC and Harper Limbach Construction LLC, ensuring their day-to-day operations. With over 11 years at the company, Angerosa has been elevated to the Senior Management Team, aligning with his vision to position Harper as a top provider of value-driven building solutions and services to its clientele. Matt Katz, Executive VP - Mergers, Acq. & Capital Markets Matt Katz serves as the Executive Vice President of Mergers, Acquisitions, and Capital Markets for our company. With responsibility for our M&A strategy and the acquisition of Jake Marshall, ACME Industrial, and Industrial Air, Matt specializes in identifying growth opportunities. With a background in investment banking from Lehman Brothers, Matt possesses a deep understanding of mergers, acquisitions, and financing transactions. He holds a BA in History from Williams College and actively participates as a board member of Landon School's New York Alumni Association Dominick Traina, Executive Vice President - Shared Services Dominick Traina serves as the Executive Vice President of Shared Services for the company, overseeing the Shared Services team, Limbach Collaborative Services, Branch Finance, Financial Planning & Analysis (FP&A), and Continuous Improvement efforts. His extensive expertise in operational finance and process improvement has been instrumental in evolving the company's centralized services and cost efficiency.

Board of Directors with Extensive Construction Industry and Finance Experience 23 ● Mike McCann See Mr. McCann’s full bio on page 22 ● Joshua Horowitz Mr. Horowitz is an experienced investor with over 17 years in the field. Since January 2012, he has been a portfolio manager and Managing Director at various Palm entities, currently overseeing the Palm Global Small Cap Master Fund at Palm Management (US) LLC. He previously held positions at Berggruen Holdings and Crossway Partners LP. Throughout his career, he has served as a director for various companies, including The Lincoln General Insurance Company, 1347 Capital Corp, and 1347 Property Insurance Holdings, Inc. He was also Interim Chairman of the Board at Birner Dental Management Services, Inc. Mr. Horowitz currently holds director positions at Zoom Telephonics, Inc. and Insurance Income Strategies, Ltd., and serves as a Board Observer at Biomerica, Inc. He holds a Bachelor of Science degree in Management from Binghamton University and studied at the Bath School of Management in the United Kingdom. ● Laurel Krzeminski Ms. Krzeminski served as Chief Financial Officer of Granite Construction Incorporated from November 2010 until her retirement in April 2018, also holding the position of Executive Vice President from December 2015. Prior to Granite, she held various corporate and operational finance roles at The Gillette Company and Procter and Gamble, including overseeing Gillette's Sarbanes-Oxley Section 404 Compliance program. Ms. Krzeminski has also worked in public accounting and currently serves on the board of directors of Terracon. She holds a Bachelor of Science in Business Administration-Accounting from San Diego State University and was appointed to the Board of Directors in April 2018. ● Michael McNally Mr. McCally brings with him over 35 years of construction experience through holding various management positions with Fluor, Marshall Contractors, Mobil Oil and J. Ray McDermott. He retired in 2014, as President and Chief Executive Officer of Skanska USA, Inc., a subsidiary of the one of the world’s largest construction companies. Prior to that, he served as Vice President in charge of Construction for Fluor Daniels Industrial Group. Mr. McNally received a B.S. in Civil Engineering from the University of Notre Dame and an MBA from the University of Rhode Island. ● Gordon Pratt Mr. Pratt has been a director of the Company since 2014 and became chairman in July 2016. He has held various leadership roles including president, CEO, and vice chairman from 2014 to 2016. Gordon is a Managing Member of Fund Management Group LLC since March 2004. He has extensive experience in the insurance industry, having served in senior positions at Willis Group, Hales Capital Advisors LLC, and Distribution Partners Investment Capital L.P. Gordon also chairs the boards of Atlas Financial Holdings, Inc. and 1347 Property Insurance Holdings, Inc., among others. With over 25 years in insurance financial analysis, Gordon's qualifications include his leadership roles in publicly-traded and privately held insurance enterprises. He holds a bachelor's degree from Cornell University and a Master of Management degree from Northwestern University. ● Norbert Young Mr. Young has served as the Executive Vice President of Lehrer, LLC since 2015. Prior to accepting this position, he served as a consultant to Lehrer, where he focused on providing advisory services to clients for the implementation of capital projects. In this capacity, Norbert uses his 40 years of construction industry experience to provide clients with strategic planning, business transformation and project controls guidance in the construction industry. From 2009 to 2013, he provided consulting services as managing director of Duck Cove Associates LLC, where he advised clients on supply chain, engineering software and engineering services issues. Prior to such positions, Norbert was President of McGraw Hill Construction from 1999 until 2009. Prior to joining McGraw Hill Construction, he spent eight years with the Bovis Construction Group, a global leader in the management of high profile construction projects. ● Linda Alvarado Linda G. Alvarado since 1978 has been the owner, President and Chief Executive Officer of Alvarado Construction, Inc., a commercial general contractor, development, design/build, and construction management company in the United States and internationally. Ms. Alvarado is also an owner of the Colorado Rockies Major League Baseball Club, as well as the President of Palo Alto, Inc., and the Alvarado Restaurant Entities which owns and operates YUM! Brands restaurants in multiple states. Formerly, Ms. Alvarado was a director of Pitney Bowes Inc., 3M Company, Lennox International Inc., The Pepsi Bottling Group Inc. and Qwest Communications International Inc. Ms. Alvarado brings to the board of directors her significant management and operational experience as a principal of several diverse business enterprises, as well as an understanding of finance, strategic growth planning, capital allocation, marketing, workforce, and human resources issues. Ms. Alvarado’s experience as a member of other public company boards of directors contributes to her understanding of corporate governance, regulatory compliance, financial matters, and public company issues in the building and construction sector.

Peer Group Valuation Comparison as of 3/12/24 24 *Amounts obtained from FactSet as of market close on 3/12/2024 COMPANY* TICKER TICKER PRICE MARKET CAP ($MM) E V ( $ MM) E V / SALES E V / EBITDA P/E RATIO FCF % FY 0 FY 1 ( E s t .) FY 0 FY 1 ( E s t .) FY 0 FY 1 ( E s t .) FY 0 FY 1 ( E s t .) Limbach Holdings, Inc. LMB $ 49.62 $ 538 $ 519 1.0x 1.0x 16.3 x 12.0 x 52.8 x 27.6 x 6.4% 9.2% Sterling Infrastructure, Inc. STRL $ 111.98 $ 3,358 $ 3,290 1.4x 1.5x 12.7 x 11.3 x 25.1 x 22.5 x 8.2% 6.5% NV5 Global, Inc. NVEE $ 98.89 $ 1,576 $ 1,786 2.1x 1.9x 12.9 x 11.8 x 20.6 x 19.7 x 2.9% 6.0% Ameresco, Inc. AMRC $ 20.81 $ 1,115 $ 2,592 1.9x 1.6x 15.9 x 11.7 x 16.5 x 15.0 x 7.1% 14.8% Bowman Consulting Group Ltd. BWMN $ 40.03 $ 492 $ 627 2.1x 1.7x 13.3 x 10.4 x 38.9 x 40.2 x 1.9% 4.0% Willdan Group, Inc. WLDN $ 26.14 $ 345 $ 434 1.6x 1.6x 9.5 x 8.8 x 14.9 x 14.4 x 8.5% --- Peer Average Excluding LMB 1.8x 1.7x 12.9 x 10.8 x 23.2 x 22.4 x 5.7% 7.8%

Sustainability at Limbach Energy Savings Building Optimization ENERGY STAR® Partner Community Engagement Diversity & Inclusion Social Responsibility Hearts & Minds Comp & Benefits Packages Industry Accredited Training Sustainability at PLANET GOVERNANCE PE O PL E ● We champion employee health and safety through our Hearts & Minds program ● We offer competitive compensation and a range of benefits and programs ● Our dedication to employee growth was recognized with the APEX award from Training magazine in 2023 & 2024 ● We take great pride in contributing to the communities where we live and operate through our Hearts & Hands ERG People: Empowering Our Team & Supporting Our Communities Planet: Breathing Life Into Aging Infrastructure ● Over 35 years of experience in improving our clients’ energy performance ● $7+ million in annual energy savings ● Over 100 buildings certified by ENERGY STAR® Governance: Governing Responsibility ● Committed to transparency, accountability and ethical conduct ● Decisions are made in the best interest of all stakeholders ● Clear policies and procedures to mitigate risks and safeguard assets ● Board oversight of sustainability policies and programs ● Code of Conduct and Ethics ● Whistleblower policy 25

Non-GAAP Reconciliation Table

Reconciliation of Adjusted EBITDA Margin*

(in thousands)	Fiscal Year ended December 31,					Three Months Ended Dec. 31,	
	2019	**2020**	**2021**	**2022**	**2023**	**2022**	**2023**
Revenue:	**$ 553,334**	**$ 568,209**	**$ 490,351**	**$ 496,782**	**$ 516,350**	**$ 143,483**	**$ 142,691**
Net income (loss)	**($ 1,775)**	**$ 5,807**	**$ 6,714**	**$ 6,799**	**$ 20,754**	**$ 3,808**	**$ 5,249**
Adjustments:							
Depreciation and amortization	6,286	6,171	5,948	8,158	8,244	1,985	2,493
Interest expense	6,285	8,627	2,568	2,144	2,046	633	431
Interest income	—	—	—	—	(1,217)	—	(593)
Non-cash stock-based compensation expense	1,766	1,068	2,601	2,742	4,910	762	1,536
Loss on early debt extinguishment	513	—	1,961	—	311	—	—
Impairment of goodwill	4,359	—	—	—	—	—	—
Change in fair value of warrant liability	(588)	1,634	(14)	—	—	—	—
Change in fair value of interest rate swap	—	—	—	(310)	124	(12)	277
Severance expense	—	622	—	—	—	—	—
Loss on early termination of operating lease	—	—	—	849	—	—	—
CEO Transition costs	—	—	—	—	958	—	—
CFO Transition costs	576	—	—	—	—	—	—
Gain on embedded derivative	(388)	—	—	—	—	—	—
Restructuring costs	—	—	—	6,016	1,770	1,692	681
Change in fair value of contingent consideration	—	—	—	2,285	729	1,134	265
Income tax provision (benefit)	(282)	1,182	2,763	2,809	7,346	1,534	1,939
Acquisition and other transaction costs	—	—	735	273	826	30	302
Adjusted EBITDA	$ 16,752	$ 25,111	$ 23,276	$ 31,765	$ 46,801	$ 11,566	$ 12,580
Adjusted EBITDA Margin	3.0%	4.4%	4.7%	6.4%	9.1%	8.1%	8.8%

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

LIMBACH 26

Non-GAAP Reconciliation Table Reconciliation of Free Cash Flow* 1. Represents non-cash activity associated with depreciation and amortization, provision for credit losses / doubtful accounts, stock-based compensation expense, operating lease expense, amortization of debt issuance costs, deferred income tax provision, gain or loss on sale of property and equipment, loss on early termination of operating lease, loss on early debt modification, changes in fair value of contingent consideration, change in fair value of warrant liability, impairment of goodwill, and changes in the fair value of the Company’s interest rate swap. *Use of Non-GAAP Financial Measures In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes. 27 Fiscal Year ended December 31, (in thousands) 2019 2020 2021 2022 2023 Adjusted EBITDA: $ 16,752 $ 25,111 $ 23,276 $ 31,765 $ 46,801 Free Cash Flow: Net Income ($ 1,775) $ 5,807 $ 6,714 $ 6,799 $ 20,754 Non-cash operating activities(1) 16,568 13,767 16,997 17,634 18,222 Less: Purchases of property and equipment (2,663) (1,483) (791) (993) (2,266) Free Cash Flow $ 12,130 $ 18,091 $ 22,920 $ 23,440 $ 36,710 Free Cash Flow Conversion % 72.4% 72.0% 98.5% 73.8% 78.4%

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Julie Kegley
Financial Profiles
jkegley@finprofiles.com
310.622.8246

@Limbach

@Limbach

@Limbachinc

@Limbach

@LimbachFacilityServices

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